UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 21, 2022
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LegalZoom.com, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-35618	95-4752856
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 North Brand Boulevard, 11th Floor Glendale, California	91203
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (323) 962-8600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LZ	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On January 21, 2022, the Board of Directors of LegalZoom, Inc. (the “Company”) established June 8, 2022 as the date of the Company’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”) and set April 14, 2022 as the record date for determining stockholders who are eligible to receive notice of and vote at the 2022 Annual Meeting. The Company will publish additional details regarding the exact time, location and matters to be voted on at the 2022 Annual Meeting in the Company’s proxy statement for the 2022 Annual Meeting. In accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), and the Amended and Restated Bylaws (the “Bylaws”) of the Company, the deadlines for the receipt of any stockholder proposals and director nominations to be considered at the 2022 Annual Meeting are set forth below.

Rule 14a-8 Proposals Deadline. Any stockholder proposals intended for inclusion in the Company’s definitive proxy statement for the 2022 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received at the Company’s principal executive office not later than the close of business on January 31, 2022 (which the Company believes is a reasonable time before it begins to print and send its proxy materials). Such proposals also need to comply with the Securities and Exchange Commission stockholder proposal rules.

Advance Notice Proposals and Nominations. In addition, any stockholder seeking to nominate a director or to bring other business before the 2022 Annual Meeting outside of Rule 14a-8 under the advance notice provisions included in the Company’s Bylaws must provide timely notice, as set forth in the Bylaws. Specifically, written notice of any such proposed business or nomination must be received by our Secretary at our principal executive offices not later than the tenth day following the day on which public announcement of the date of such meeting is first made, which is January 31, 2022. Any notice of proposed business or nomination also must comply with the notice and other requirements set forth in our Bylaws and with any applicable law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LegalZoom.com, Inc.

Date: January 21, 2022	By:	/s/ Nicole Miller
Nicole Miller
General Counsel and Secretary
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